Dear Contractholders:
-------------------------------------------------------------------------------

   Lexington Natural Resources Trust had a total return of 17.50%* for the six month period ended June 30, 1999. This compares with a total return of 34.59% for the average natural resource mutual fund monitored by Lipper, Inc. The unmanaged Standard & Poor's 500 Stock Price Index (with dividends reinvested) had a gain of 12.39% for the same period. This is the first time in several quarters that the natural resource sector outperformed the broad market.

Portfolio Review

   In our last letter we noted that the possibility of synchronized world recovery could be very beneficial to commodities and commodity/raw material based companies. That is precisely what happened in the second quarter. As the perception became reality, and as the emerging market countries began to recover, positive expectations were accorded to the commodity and raw material companies. Oil prices in the second quarter bounced from the $10 a barrel range to over $18. OPEC has once again established a united front to curtail production to maintain a higher, stable price for oil. Consequently, the approximate 65% weighting in the oil and oil service sector had a positive impact on your Fund's performance. The major international oil companies performed well, bolstered by a large position in YPF, an Argentine oil company, which was acquired by Repsol, at a substantial premium.

   The other commodity based companies, such as Rio Tinto (copper), Alcoa (aluminum), Georgia Pacific, International Paper, (paper and forest products), all perceived that world economic recovery, though fragile, was real.
Market Outlook


   We have shifted our view of "cautiously optimistic" to "optimistic" for the natural resource sector. It appears that both economic reality and the supply/demand relationship for many commodities will favor these sectors of the market. Accordingly, we believe the Trust will share in that success.

Year 2000 -- Investment Decisions

   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Trust's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Trust is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Trust's portfolio holdings will have a similar impact on the Trust's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our contractholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.
Sincerely,


/s/ Robert M. DeMichele                            /s/ Frank A. Peluso
Robert M. DeMichele                                Frank A. Peluso
Portfolio Manager and President                    Portfolio Manager
August, 1999                                       August, 1999

* (2.55%), 8.23%, and 4.31% are the one, five, and since commencement (08/01/89) average annual standard total returns, respectively, for the period ended June 30, 1999. Prior to September 1991, the Trust operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Trust can achieve its objective.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)

      [PIE CHART APPEARS HERE]

                           Country Breakdown
                  (Excludes 5% Cash Equivalents)
      United States             77%
      France                    13%
      United Kingdom             4%
      Canada                     1%

      [PIE CHART APPEARS HERE]

                               Asset Allocation
      Common Stocks                   95%
      Cash & Cash Equivalents          5%

                      Top Ten Holdings (41% of Portfolio)

 1. Martin Marietta Materials, Inc. - United States
 2. International Paper Company - United States
 3. Enron Corporation - United States
 4. Schlumberger, Ltd. - France
 5. Exxon Corporation - United States
 6. The Williams Companies, Inc. - United States
 7. Columbia Energy Group - United States
 8. Halliburton Company - United States
 9. Total Fina S.A. (ADR) - France
10. Texaco, Inc. - United States

Lexington Natural Resources Trust
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 95.5%
           Basic Materials: 4.8%
  31,000   Martin Marietta Materials, Inc. .......................   $ 1,829,000
                                                                     -----------

           Chemicals: 4.0%
   6,000   Dow Chemical Company...................................       761,250
  23,500   Geon Company...........................................       757,875
                                                                     -----------
                                                                       1,519,125
                                                                     -----------
           Energy Sources: 61.6%
  25,000   Anadarko Petrol Corporation............................       920,312
  53,000   Avatar Holdings, Inc./1/ ..............................     1,011,969
   7,500   BP Amoco plc (ADR).....................................       813,750
  20,000   Burlington Resources, Inc. ............................       865,000
  12,500   Chevron Corporation....................................     1,189,844
  12,000   Coastal Corporation....................................       480,000
  20,000   Coflexip S.A. (ADR)....................................       877,500
  23,000   Columbia Energy Group..................................     1,441,812
  20,000   Diamond Offshore Drilling, Inc. .......................       567,500
  12,200   Elf Aquitaine S.A. (ADR)...............................       897,462
  21,500   Enron Corporation......................................     1,757,625
  20,100   Exxon Corporation......................................     1,550,212
  30,000   Halliburton Company....................................     1,357,500
  41,500   Noble Affiliates, Inc. ................................     1,169,781
  27,500   Schlumberger, Ltd. ....................................     1,751,406
  20,000   Texaco, Inc. ..........................................     1,250,000
  17,000   The AES Corporation/1/ ................................       988,125
  34,000   The Williams Companies, Inc. ..........................     1,447,125
  20,000   Total Fina S.A. (ADR)..................................     1,288,750
  30,000   USX-Marathon Group.....................................       976,875
  35,000   Valero Energy Corporation..............................       750,313
                                                                     -----------
                                                                      23,352,861
                                                                     -----------

 Number of                                                             Value
  Shares                          Security                           (Note 1)
-------------------------------------------------------------------------------
           COMMON STOCKS (continued):
           Environmental Technology: 2.1%
  15,000   Waste Management, Inc. ...............................   $   806,250
                                                                    -----------
           Ferous Metals: 7.0%
  15,700   Alcoa, Inc. ..........................................       971,438
  40,000   ASARCO, Inc. .........................................       752,500
  13,500   Rio Tinto plc (ADR)...................................       907,875
                                                                    -----------
                                                                      2,631,813
                                                                    -----------

           Paper and Forest Products: 12.3%
  23,200   Georgia Pacific Corporation...........................     1,099,100
  35,000   International Paper Company...........................     1,767,500
  20,500   The Mead Corporation..................................       855,875
  13,400   Weyerhaeuser Company..................................       921,250
                                                                    -----------
                                                                      4,643,725
                                                                    -----------
           Precious Metals: 3.7%
  50,000   Placer Dome, Inc. ....................................       590,625
  25,000   Stillwater Mining Company/1/ .........................       817,188
                                                                    -----------
                                                                      1,407,813
                                                                    -----------

           TOTAL INVESTMENTS: 95.5%
            (cost $33,435,143+) (Note 1).........................    36,190,587

           Other assets in excess of liabilities: 4.5%...........     1,698,326
                                                                    -----------

           TOTAL NET ASSETS: 100.0%
            (equivalent to $12.96 per share on 2,923,339 shares
            outstanding).........................................   $37,888,913
                                                                    ===========

--------
/1/Non-income producing security.
ADR - American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $33,435,143) (Note 1)................ $36,190,587
Cash.............................................................   2,250,053
Receivable for shares sold.......................................         610
Dividends and interest receivable................................      42,724
                                                                  -----------
   Total Assets..................................................  38,483,974
                                                                  -----------
Liabilities
Due to Lexington Management Corporation (Note 2).................      31,082
Payable for investment securities purchased......................     490,213
Payable for shares redeemed......................................      30,543
Accrued expenses.................................................      43,223
                                                                  -----------
   Total Liabilities.............................................     595,061
                                                                  -----------
Net Assets (equivalent to $12.96 per share on 2,923,339 shares outstanding) (Note 3)........................................... $37,888,913
                                                                  ===========
Net Assets consist of:
Paid-in capital -- unlimited shares of beneficial interest at no par value....................................................... $36,298,646
Undistributed net investment income..............................     267,165
Accumulated net realized loss on investments.....................  (1,432,342)
Unrealized appreciation of investments...........................   2,755,444
                                                                  -----------
   Total Net Assets.............................................. $37,888,913
                                                                  ===========

Lexington Natural Resources Trust
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends...............................................  $  276,353
 Interest................................................      26,649
                                                           ----------
                                                              303,002
 Less: foreign tax expense...............................       1,208
                                                           ----------
 Total investment income.................................             $  301,794
Expenses
 Investment advisory fee (Note 2)........................     171,515
 Accounting expenses (Note 2)............................      18,362
 Professional fees.......................................      11,359
 Directors' fees and expenses............................      10,185
 Printing and mailing expenses...........................       7,950
 Computer processing fees................................       6,751
 Custodian expenses......................................       2,948
 Registration fees.......................................         648
 Transfer agent fees.....................................         300
 Other expenses..........................................       5,776
                                                           ----------
 Total expenses..........................................                235,794
                                                                      ----------
 Net investment income...................................                 66,000
Realized and Unrealized Gain on Investments (Note 4)
Net realized gain on investments.........................     998,101
Net change in unrealized depreciation on investments.....   4,321,772
                                                           ----------
Net realized and unrealized gain.........................              5,319,873
                                                                      ----------
Increase in Net Assets Resulting from Operations.........             $5,385,873
                                                                      ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Natural Resources Trust
Statement of Changes in Net Assets


                                              Six months ended
                                               June 30, 1999      Year ended
                                                (unaudited)    December 31, 1998
                                              ---------------- -----------------
Net investment income.......................    $     66,000     $    201,733
Net realized gain (loss) from investment
 transactions...............................         998,101       (2,286,879)
Net change in unrealized appreciation
 (depreciation) of investments..............       4,321,772       (8,067,438)
                                                ------------     ------------
  Increase (decrease) in net assets
   resulting from operations................       5,385,873      (10,152,584)
Distributions to shareholders from net
 investment income..........................         --              (246,500)
Distributions to shareholders from net
 realized gains from security transactions..         --            (2,842,852)
Decrease from capital share transactions
 (Note 3)...................................      (2,914,934)     (16,602,952)
                                                ------------     ------------
  Net increase (decrease) in net assets.....       2,470,939      (29,844,888)
Net Assets:
 Beginning of period........................      35,417,974       65,262,862
                                                ------------     ------------
 End of period (including undistributed net
  investment income of $201,165 and
  $168,255, in 1999 and 1998,
  respectively).............................    $ 37,888,913     $ 35,417,974
                                                ============     ============

  The Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------
Lexington Natural Resources Trust
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

Lexington Natural Resources Trust
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


1.Significant Accounting Policies (continued)
   Federal Income Taxes It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust's average daily net assets. For 1999, the investment advisor has voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the six months ended June 30, 1999.

The Trust also reimburses LMC for certain expenses, including accounting costs of $18,362, which are incurred by the Trust, but paid by LMC.

3.Capital Stock
Transactions in capital stock were as follows:

                                 Six months ended
                                  June 30, 1999             Year ended
                                   (unaudited)           December 31, 1998
                               ---------------------  ------------------------
                                Shares     Amount       Shares       Amount
                                ------     ------       ------       ------
Shares sold..................   555,298  $ 6,880,285     588,215  $  8,218,783
Shares issued on reinvestment
 of dividends................     --         --          274,122     3,089,351
                               --------  -----------  ----------  ------------
                                555,298    6,880,285     862,337    11,308,134
Shares redeemed..............  (843,556)  (9,795,219) (2,026,593)  (27,911,086)
                               --------  -----------  ----------  ------------
Net decrease.................  (288,258) $(2,914,934) (1,164,256) $(16,602,952)
                               ========  ===========  ==========  ============

4.Investment Transactions
The cost of purchases and proceeds from sales of investments for the six months ended June 30, 1999, excluding short-term securities, were $9,139,441 and $13,570,207, respectively.

Lexington Natural Resources Trust
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


4.Investment Transactions (continued)

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,609,247 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,853,803.

5.Investment and Concentration Risks
The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

   Year 2000 Compliance Risk The Trust seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Trust's investment in that company.
-------------------------------------------------------------------------------
Lexington Natural Resources Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                          Six months endedYear ended December 31,
                           June 30, 1999   -------------------------------------
                            (unaudited)      1998       1997     1996     1995
                          ---------------- --------    -------  -------  -------
Net asset value,
 beginning of period....       $11.03         $14.91    $14.29   $11.30   $ 9.71
                               ------         ------    ------   ------   ------
Income (loss) from
 investment operations:
 Net investment income..         0.06            0.08     0.06     0.05     0.06
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........         1.87          (2.98)     1.00     2.99     1.58
                               ------          -----    ------   ------   ------
Total income (loss) from
 investment operations..         1.93          (2.90)     1.06     3.04     1.64
                               ------          -----    ------   ------   ------
Less distributions:
 Distributions from net
  investment income.....          --           (0.08)      --     (0.05)   (0.05)
 Distributions from net
  realized gains........          --           (0.90)    (0.44)     --       --
                                 ----          -----     -----     ----     ----
Total distributions.....          --           (0.98)    (0.44)   (0.05)   (0.05)
                                 ----          -----     -----    -----    -----
Net asset value, end of
 period.................       $12.96         $11.03    $14.91   $14.29   $11.30
                               ======         ======    ======   ======   ======
Total return............       38.43%*     (19.62)%      7.15%   26.89%   16.87%
Ratio to average net
 assets:
 Expenses...............        1.37%*         1.29%     1.25%    1.42%    1.47%
 Net investment income..        0.38%*         0.42%     0.39%    0.40%    0.56%
Portfolio turnover
 rate...................       48.68%*       74.36%    114.16%  102.76%  149.18%
Net assets, end of
 period (000's
 omitted)...............      $37,889       $35,418    $65,263  $37,934  $16,955

--------
* Annualized.

Lexington
Natural Resources Trust

Investment Adviser
-------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
-------------------------------------------------------
MARKET SYSTEMS RESEARCH ADVISORS, INC.
80 Maiden Lane
New York, New York 10038

Distributor
-------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com




This report has been prepared for the information of the contractholders of Lexington Natural Resources
Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX269-SAR6/99
                                                           LEXINGTON
                                                            NATURAL
                                                           RESOURCES
                                                             TRUST

                                                       Semi-Annual Report
                                                         June 30, 1999

                                                      The Lexington Group
                                                           of No-Load
                                                     Investment Companies


                                                [LOGO OF LEXINGTON APPEARS HERE]